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                                                                    Exhibit 24.1

                           OFFICERS AND DIRECTORS OF
                        FOCAL COMMUNICATIONS CORPORATION

                               POWER OF ATTORNEY

The undersigned officers and/or directors of Focal Communications Corporation (the "Company") hereby constitute and appoint Robert C. Taylor, Jr., John R. Barnicle, Joseph A. Beatty and Renee M. Martin, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign and file under the Securities Act of 1933, as amended, (i) a registration statement on Form S-4 relating to the registration of the Company's 11-7/8% Senior Notes due 2010, Series B to be issued in exchange for all of the Company's outstanding 11-7/8% Senior Notes due 2010, Series A pursuant to a public offering, (ii) any registration statement related to the offering which is effective immediately upon filing pursuant to Rule 462(b) under said Act, and
(iii) any and all amendments, supplements and exhibits to such registration statement, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney and any of them and any such substitute.

EXECUTED this 5th day of April, 2000.



/s/ Robert C. Taylor, Jr.                /s/ John R. Barnicle
---------------------------------------  -------------------------------------
Robert C. Taylor, Jr., Director,         John R. Barnicle, Director,
President and Chief Executive Officer    Executive Vice President and
                                         Chief Operating Officer


/s/ Joseph A. Beatty                     /s/ Gregory J. Swanson
---------------------------------------  -------------------------------------
Joseph A. Beatty, Executive Vice         Gregory J. Swanson, Controller
President and Chief Financial Officer


/s/ James E. Crawford, III               /s/ John A. Edwardson
---------------------------------------  -------------------------------------
James E. Crawford, III, Director         John A. Edwardson, Director


/s/ Paul J. Finnegan                     /s/ Richard D. Frisbie
---------------------------------------  -------------------------------------
Paul J. Finnegan, Director               Richard D. Frisbie, Director


/s/ James N. Perry, Jr.                  /s/ Paul A. Yovovich
---------------------------------------  -------------------------------------
James N. Perry, Jr., Director            Paul A. Yovovich, Director